STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Investment income (loss)
Net appreciation (depreciation) in fair value of investments	$ 2,257,892	$ 3,638,951	$ (9,641,415)
Interest and dividends	2,413,506	1,839,727	1,935,370
Total investment income (loss)	4,671,398	5,478,678	(7,706,045)
Contributions
Employer	1,059,697	1,053,752	1,043,341
Participant	1,886,013	1,989,324	1,863,552
Direct rollovers	346,981	153,232	177,454
Total contributions	3,292,691	3,196,308	3,084,347
Benefits paid to participants	(4,865,107)	(7,550,692)	(3,782,664)
Administrative expenses (Note E)	(128,449)	(121,994)	(113,530)
Net increase (decrease)	2,970,533	1,002,300	(8,517,892)
NET ASSETS AVAILABLE FOR BENEFITS
Beginning of year	41,776,912	40,774,612	49,292,504
End of year	$ 44,747,445	$ 41,776,912	$ 40,774,612